================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         ADDVANTAGE MEDIA GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                         ADDVANTAGE MEDIA GROUP, INC.
                            5100 EAST SKELLY DRIVE
                          MERIDIAN TOWER, SUITE 1080
                             TULSA, OKLAHOMA 74135

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 7, 1998


To the Stockholders of
 ADDVANTAGE MEDIA GROUP, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of ADDvantage Media Group, Inc., an Oklahoma corporation (the "Company"), will be held in the Meridian Tower Conference Room, 4th Floor, Meridian Tower, 5100 East Skelly Drive, Tulsa, Oklahoma, on Wednesday, October 7, 1998, at 10:00 a.m., local time, for the following purposes:

     1. To consider and approve a proposal to amend the Company's Certificate of Incorporation to effect a one-for-four reverse stock split of the Company's Common Stock such that every four (4) shares of Common Stock outstanding would be converted into one (1) share of Common Stock; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 15, 1998, as the record date for the meeting, and only holders of shares of Common Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof. A complete list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days prior to the date of the meeting at the offices of the Company and at the time and place of the meeting.

                                    By Order of the Board of Directors,



                                    Lynnwood R. Moore, Jr.
                                    Secretary

Tulsa, Oklahoma
September 16, 1998

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         ADDVANTAGE MEDIA GROUP, INC.
                            5100 EAST SKELLY DRIVE
                          MERIDIAN TOWER, SUITE 1080
                             TULSA, OKLAHOMA 74135

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 7, 1998


                    SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ADDvantage Media Group, Inc., an Oklahoma corporation (the "Company"), of proxies to be voted at the Special Meeting of Stockholders of the Company to be held on October 7, 1998, or at any adjournment thereof (the "Special Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The Company is mailing this Proxy Statement and accompanying proxy to stockholders on or about September 16, 1998.

     If the accompanying proxy is properly executed and returned by a stockholder, the shares represented by the proxy will be voted at the Special Meeting according to such stockholder's instructions. If no instructions are indicated in a returned proxy, such shares will be voted "FOR" the approval of the amendment (the "Amendment") to the Company's Certificate of Incorporation to effect a one-for-four reverse stock split (the "Reverse Split") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and in the discretion of the proxies named in the proxy card with respect to any other matters properly brought before the Special Meeting. A stockholder giving a proxy may revoke it by giving written notice of revocation to the Secretary of the Company at any time before it is voted, by executing another valid proxy bearing a later date and delivering such proxy to the Secretary of the Company prior to or at the Special Meeting, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, by itself, revoke a proxy.

     The Company will bear the entire cost of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying proxy. Such cost will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Special Meeting to beneficial owners of the Company's Common Stock. Solicitation of proxies may be made by mail, telephone, personal interviews or other means by the Board of Directors or the Company's employees who will not be additionally compensated therefor but may be reimbursed for their out-of-pocket expenses in connection therewith.


                         STOCKHOLDERS ENTITLED TO VOTE

     Stockholders of record at the close of business on September 15, 1998 (the "Record Date"), will be entitled to vote at the Special Meeting. As of the Record Date, there were issued and outstanding 5,906,584 shares of Common Stock of the Company. Each share of Common Stock is entitled to one vote.

     The presence in person or by proxy at the Special Meeting of the holders of a majority of the issued and outstanding shares of Common Stock will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company. The affirmative vote of a majority of the Company's outstanding shares of Common Stock is required for approval of the Amendment to effect the Reverse Split. Accordingly, abstentions from voting and broker non-votes will have the effect of a negative vote.


                          PRINCIPAL STOCKHOLDERS AND
                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of August 31, 1998, the number and percentage of shares of Common Stock owned beneficially by (i) each director and nominee for director of the Company, (ii) each of the Company's named executive officers, (iii) all executive officers and directors as a group, and (iv) each person who is known by the Company to own beneficially more than 5% of the Common Stock. Except as otherwise indicated, the beneficial owners listed in the table have sole voting and investment powers with respect to the shares.



      Name and Address                   Number of Shares     Percent of
    of Beneficial Owner                Beneficially Owned (1)  Class(1)
    -------------------                ---------------------- ----------
Charles H. Hood........................       623,800(2)        10.1%
3254 East 75th Street
Tulsa, OK 74136

Gary W. Young..........................       530,430(3)         8.5%
5905 S. Knoxville Ave.
Tulsa, OK 74135

J Larre Barrett........................       129,680(4)         2.2%
1055 Hardscrabble Road
Chappaqua, NY  10514

John W. Condon.........................       132,080(5)         2.2%
1748 E. 30th Place
Tulsa, OK 74114

Steven C. Oden.........................       43,000(6)           *
5607 S. 77/th/ E. Ave.
Tulsa, OK 74145

Stephen G. Smith.......................       50,000(7)           *
3008 Stanford Avenue
Dallas, TX 75225


All executive officers and directors as a     1,543,990(8)      22.9%
 group (7 persons)

--------------------

*    Less than one percent.

(1) Shares of Common Stock which an individual has the right to acquire within 60 days pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table or the percentage ownership of all officers and directors as a group.

(2) Includes 280,000 shares subject to stock options which are currently exercisable.

(3) Includes 330,000 shares subject to stock options which are currently exercisable.

(4) Includes 60,000 shares subject to stock options which are currently exercisable.

(5) Includes 35,000 shares subject to stock options which are currently exercisable.

(6) Includes 40,000 shares subject to stock options which are currently exercisable.

(7) Includes 50,000 shares subject to stock options which are currently exercisable.

(8) Includes an aggregate of 830,000 shares subject to stock options which are currently exercisable.


             APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION
              TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK

GENERAL

     The Board of Directors of the Company has unanimously approved, and is hereby soliciting stockholder approval of, the Amendment, in the form of Exhibit "A" attached to this Proxy Statement, effecting the Reverse Split with respect to all issued and outstanding shares of Common Stock. As a result of the Reverse Split, every four (4) shares of Common Stock outstanding ("Old Common Stock") as of the time of filing of the Amendment with the Secretary of State of the State of Oklahoma (the "Effective Date") would be automatically converted into one (1) new share of Common Stock ("New Common Stock").

     The Certificate of Incorporation of the Company, as amended to date, provides for 10,000,000 authorized shares of Common Stock, par value $.01 per share, 5,906,584 of which were issued and outstanding as of the Record Date, and 1,000,000 shares of Preferred Stock, par value $1.00, none of which were issued and outstanding as of the Record Date.

     In order to effect the Reverse Split, the stockholders are being asked to approve the Amendment. The Board of Directors of the Company believes that the Reverse Split is in the best interests of both the Company and its stockholders and has approved the Reverse Split. The Board of Directors of the Company reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to decide not to proceed with the Reverse Split if at any time prior to its effectiveness it determines, in its discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders.

EFFECTS OF THE REVERSE SPLIT

     If effected, the Reverse Split would reduce the number of outstanding shares of Old Common Stock from 5,906,584, as of the Record Date, to approximately 1,476,646 shares of New Common Stock as of the Effective Date, assuming no issuance of Common Stock between the Record Date and the Effective Date. The Reverse Split will have no effect on the number of authorized shares of either the Common Stock or Preferred Stock or the par value of any capital stock, and each share of the New Common Stock will continue to entitle its holder to one vote.

     All outstanding options, warrants or other convertible securities that include provisions for adjustments in the number of shares covered thereby, and the exercise or conversion price thereof, would be appropriately adjusted for the Reverse Split automatically on the Effective Date. At August 31, 1998, there were outstanding options under the Company's incentive stock and employee stock plans to purchase an aggregate of approximately 740,250 shares of Old Common Stock and approximately 425,571 shares of Old Common Stock available for issuance under such plans. If the Amendment to effect the Reverse Split is approved and effected, the number of shares available for issuance under the Company's incentive and employee stock plans would be decreased to approximately 106,393 shares of New Common Stock.

     The Reverse Split would not affect any stockholder's proportionate equity interest or proportional voting power in the Company except insignificantly for those stockholders whose holdings will be rounded up or down in lieu of receipt of a fractional share. None of the rights currently accruing to holders of the Company's Common Stock, or options or warrants to purchase Common Stock, will be affected by the Reverse Split.

     The Reverse Split will result in more stockholders holding odd lots (blocks of less than 100 shares) of the Company's Common Stock. Because securities brokers and dealers typically charge a higher commission to complete trades in odd lots of securities, the transaction costs per share may increase for those stockholders who will hold odd lots as a result of the Reverse Split.

     If the Reverse Split is effected, the Company's stated capital for its Common Stock, which represents the par value per share of Common Stock multiplied by the number of shares of Common Stock issued, will be reduced by approximately $44,299, from $59,066 to $14,767, and its capital in excess of par value, which represents the difference between the Company's stated capital and the aggregate amount paid to the Company upon issuance by the Company of all outstanding Common Stock, will be increased by approximately $44,299.

     Although the Board of Directors currently believes that the Reverse Split is advisable for the reasons discussed below, the Reverse Split may be abandoned by the Board of Directors at any time before, during or after the Special Meeting and prior to the Effective Date. The Board of Directors may make any and all changes to the Amendment that it deems necessary in order to file the Amendment with the Oklahoma Secretary of State and give effect to the Reverse Split.

REASONS FOR THE REVERSE SPLIT

     The Board of Directors believes that the Reverse Split is beneficial to the Company and the stockholders. The principal reason for the Reverse Split is the desire to keep the Company's Common Stock eligible for listing on the Nasdaq SmallCap Market. The failure to maintain a closing bid price in excess of $1.00 per share for a period of at least 30 consecutive trading days can result in the delisting of the securities on the Nasdaq SmallCap Market. The Company's Common Stock has recently failed to maintain a $1.00 per share closing bid price for a period exceeding 30 consecutive trading days, and the Company has been notified by the Nasdaq Stock Market that the Common Stock may be delisted on October 2, 1998, should the closing bid price not exceed $1.00 per share prior to such time for ten consecutive trading days. The Board of Directors believes that delisting of the Common Stock from the Nasdaq SmallCap Market may adversely affect the trading in and liquidity of the Common Stock.

     The Company's Common Stock commenced trading on the Nasdaq SmallCap Market on April 11, 1997. The following table sets forth, for the periods indicated, the range of high and low closing bid quotations for the Common Stock as quoted on the Nasdaq SmallCap Market and OTC Bulletin Board for the periods presented prior to the first quarter of 1997, as the case may be.

                                           COMMON STOCK
                                           ------------
PERIOD                                     HIGH    LOW
------                                     -----  -----

FISCAL YEAR 1996:
First Quarter...........................   $6.50  $2.25
Second Quarter..........................   $9.00  $4.75
Third Quarter...........................   $7.00  $1.25
Fourth Quarter..........................   $6.25  $4.13

FISCAL YEAR 1997:
First Quarter...........................   $6.38  $4.38
Second Quarter..........................   $5.13  $3.25
Third Quarter...........................   $4.13  $2.94
Fourth Quarter..........................   $4.31  $1.75

FISCAL YEAR 1998:
First Quarter...........................   $2.63  $1.50
Second Quarter..........................   $2.69  $0.31
Third Quarter (through August 31, 1998).   $0.78  $0.41


     By reason of the Reverse Split, the market value of a share of Common Stock may increase to a level above the current market trading price. Failure to maintain a closing bid price in excess of $1.00 per share following the Reverse Split could result in the future delisting of the Company's Common Stock from the Nasdaq SmallCap Market, which might adversely affect the trading in and liquidity of such shares. While the Board of Directors believes that the shares of Common Stock will trade at higher prices than those which have prevailed in recent months, there can be no assurance that such increase in the trading price will occur or, if it does occur, that it will equal or exceed the direct arithmetical result of the Reverse Split since there are numerous factors and contingencies which could affect such price, including the Company's future operating results and business plans. No assurance can be given that the Company will continue to meet the listing requirements for the Nasdaq SmallCap Market following the Reverse Split.

MECHANICS OF THE REVERSE SPLIT

     If the Reverse Split is approved by the requisite vote of the Company's stockholders, the Amendment will be filed with the Oklahoma Secretary of State as soon as practicable following the Special Meeting and the Reverse Split will thus be effected, unless abandoned by the Board of Directors as described above. Upon filing of the Amendment with the Oklahoma Secretary of State, every four
(4) issued and outstanding shares of Old Common Stock will, immediately following filing of the Amendment, be automatically and without any action on the part of the stockholders converted into and reconstituted as one (1) share of New Common Stock.

     As soon as practical after the Effective Date, the Company will forward a letter of transmittal to each holder of record of shares of Old Common Stock outstanding as of the Effective Date. The letter of transmittal will set forth instructions for the surrender of certificates representing shares of Old Common Stock to North American Transfer Company, the Company's transfer agent, in exchange for certificates representing the number of whole shares of New Common Stock into which the shares of Old Common Stock have been converted as a result of the Reverse Split.

CERTIFICATES SHOULD NOT BE SENT TO THE COMPANY OR THE TRANSFER AGENT PRIOR TO RECEIPT OF SUCH LETTER OF TRANSMITTAL FROM THE COMPANY.

     Until a stockholder forwards a completed letter of transmittal together with certificates representing his shares of Old Common Stock to the transfer agent and receives a certificate representing shares of New Common Stock, such stockholder's Old Common Stock shall be deemed equal to the number of whole shares of New Common Stock to which each stockholder is entitled as a result of the Reverse Split.

     No scrip or fractional certificates will be issued in the Reverse Split. Instead, the Company will round up or round down to the nearest whole number of shares. Share holdings which as a consequence of the Reverse Split result in fractional positions of (i) greater than or equal to .5 shares will be rounded up, and (ii) less than .5 shares will be rounded down, to the nearest whole number of shares of New Common Stock in lieu of fractional shares.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

     The following is a summary of the material anticipated federal income tax consequences of the Reverse Split to stockholders of the Company. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Department Regulations (the "Regulations") issued pursuant thereto, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, Regulations and proposed Regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. No assurance can be given that any such changes will not adversely affect the discussion of this summary.

     This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Reverse Split and IS NOT INTENDED AS TAX ADVICE TO ANY PERSONS. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (for example, life insurance companies, regulated investment companies and foreign taxpayers). In addition, this summary does not address any consequence of the Reverse Split under any state, local or foreign tax laws. As a result, it is the responsibility of each stockholder to obtain and rely on advice from his or her personal tax advisor as to: (i) the effect on his or her personal tax situation of the Reverse Split, including the application and effect of state, local and foreign income and other tax laws; (ii) the effect of possible future legislation and Regulations; and (iii) the reporting of information required in connection with the Reverse Split on his or her own tax returns. It will be the responsibility of each stockholder to prepare and file all appropriate federal, state and local tax returns.

     No ruling from the Internal Revenue Service ("Service") nor opinion of counsel will be sought or obtained regarding the federal income tax consequences to the stockholders of the Company as a result of the Reverse Split. ACCORDINGLY, EACH STOCKHOLDER IS ENCOURAGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE SPLIT TO SUCH STOCKHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

     The Company believes that the Reverse Split will qualify as a "recapitalization" under Section 368(a)(1)(E) of the Code. As a result, no gain or loss will be recognized by the Company or its stockholders in connection with the Reverse Split. A stockholder of the Company who exchanges his or her Old Common Stock solely for New Common Stock will recognize no gain or loss for federal income tax purposes. A stockholder's aggregate tax basis in his or her shares of New Common Stock received by such stockholder will equal such stockholder's aggregate tax basis in the Old Common

Stock surrendered, and such stockholder's holding period for the New Common Stock received will include the period during which the Old Common Stock surrendered in exchange therefor was held, provided all such Common Stock was held as a capital asset on the date of the exchange.

NO DISSENTERS' RIGHTS

     Dissenting stockholders have no dissenters' appraisal rights under Oklahoma law or under the Company's Certificate of Incorporation or Bylaws in connection with the Reverse Split.

VOTE REQUIRED

     The approval of the Amendment to the Company's Certificate of Incorporation effecting the Reverse Split requires the affirmative vote of a majority of the aggregate outstanding shares of the Common Stock and Series A Preferred Stock entitled to vote thereon at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.


                                 OTHER MATTERS

MATTERS WHICH MAY COME BEFORE THE SPECIAL MEETING

     The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Special Meeting for a vote of the stockholders. If any other matter properly comes before the Special Meeting for a stockholder's vote, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

PROPOSALS OF STOCKHOLDERS FOR ANNUAL MEETING

     Proposals of stockholders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received at the principal executive offices of the Company, 5100 East Skelly Drive, Meridian Tower, Suite 1080, Tulsa, Oklahoma 74135, on or before December 29, 1998, to be considered for inclusion in the Company's proxy statement and accompanying proxy for that meeting. Any stockholder who intends to present a proposal at the Company's 1999 Annual Meeting of Stockholders, but does not want the proposal to be considered for inclusion in the Company's proxy statement and accompanying proxy, must provide notice of such proposal to the Company no later than March 14, 1999. Failure to provide timely notice of such proposal will mean that the persons named as proxies in the Company's proxy materials will be able to vote the shares for which they have received proxies in their discretion on such proposal.

                              By Order of the Board of Directors.



                              Lynnwood R. Moore, Jr.
                              Secretary
September 16, 1998
Tulsa, Oklahoma

                                   EXHIBIT A

                    PROPOSED CERTIFICATE OF FIFTH AMENDMENT
                      TO THE CERTIFICATE OF INCORPORATION
                        OF ADDVANTAGE MEDIA GROUP, INC.

     ADDvantage Media Group, Inc., an Oklahoma corporation (the "Corporation"), for the purpose of amending the Certificate of Incorporation of the Corporation, hereby certifies that:

     1. The name of the Corporation is ADDvantage Media Group, Inc.

     2. The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Oklahoma on September 20, 1989. The Corporation's Certificate of Incorporation was thereafter amended on December 14, 1990, February 14, 1991, June 20, 1991 and July 8, 1992.

     3. Article IV of the Certificate of Incorporation of the Corporation is hereby amended to include the following text after the last paragraph thereof.

                      Reverse Stock Split of Common Stock

          Effective as of the close of business on the date of filing this Certificate of Fifth Amendment to the Certificate of Incorporation (the Effective Time"), the filing of this Certificate of Fifth Amendment shall effect a reverse stock split (the "Reverse Stock Split") pursuant to which each four (4) shares of issued and outstanding Common Stock, par value $.01 per share, of the Corporation shall be combined into one (1) validly issued, fully paid and nonassessable share of Common Stock, par value $.01 per share, of the Corporation. The number of authorized shares and the par value of the Common Stock shall not be affected by the Reverse Stock Split. Each stock certificate that prior to the Effective Time represented shares of Common Stock shall, following the Effective Time, represent the number of shares into which the shares of Common Stock represented by such certificate shall be combined. The Corporation shall not issue fractional shares or scrip as a result of the Reverse Stock Split, but shall (i) round up to the nearest whole share those share holdings which as a consequence of the Reverse Stock Split would result in fractional positions of .5 shares or more and (ii) round down to the nearest whole share those share holdings which as a consequence of the Reverse Stock Split would result in fractional positions of less than .5 shares.

     4. All other remaining provisions of the Corporation's Certificate of Incorporation not amended hereby shall remain unchanged and in full force and effect.

     The Amendment to the Certificate of Incorporation was set forth in resolutions duly adopted by the Board of Directors which declared the adoption of the Amendment to be advisable and which ordered that a special meeting of the stockholders be called for consideration of the Amendment by the stockholders of the Corporation.

     Such Amendment was duly adopted in accordance with Section 1077 of the Oklahoma General Corporation Act by the affirmative vote of the holders of the necessary number of shares of capital stock of the Corporation required by statute at a Special Meeting of the stockholders held on October 7, 1998.

     THE UNDERSIGNED, being the                        of the Corporation, for
the purpose of amending the Certificate of Incorporation of the Corporation, does make this amendment to the Certificate of

Incorporation of the Corporation, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly, have hereunto set my hand as of this ________ day of _________________, 1998.


                                    ADDVANTAGE MEDIA GROUP, INC.

                                    By:


                                    ----------------------------------------
                                    Name:
                                    Title:

ATTEST:


------------------------------
Name:
Title:

                                     PROXY
                         ADDVANTAGE MEDIA GROUP, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles H. Hood and Gary W. Young as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of ADDvantage Media Group, Inc. (the "Company") held of record by the undersigned on September 15, 1998, at the Special Meeting of Stockholders of the Company to be held on October 7, 1998, and at any and all adjournments or postponements thereof.

     1. Proposal to approve the amendment to the Company's Certificate of Incorporation to effect a one-for-four reverse stock split of the Company's Common Stock.

                 [ ] FOR           [ ] AGAINST         [ ] ABSTAIN

               (Continued and to be signed on the reverse side)



     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted at the Special Meeting or any adjournments or postponements thereof as directed herein by the undersigned stockholder. If no specifications are made, this Proxy will be voted FOR the Proposal to amend the Company's Certificate of Incorporation to effect the reverse stock split. This Proxy is revocable at any time before it is exercised.

                                    IMPORTANT: Please date this Proxy and sign exactly as your name appears to the left. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated:                              , 1998
                                          ------------------------------

                                    Signature(s)
                                                ------------------------------

                                    Signature(s)
                                                ------------------------------

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
           NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.